Exhibit 99.2
INVESTOR PRESENTATION DECEMBER 2024 CONFIDENTIAL

2 This confidential presentation (this "Presentation") contains certain information pertaining to Archer Aviation Inc. (collectively with its subsidiaries, the "Company"). This Presentation is being provided solely to assist the recipient in determining whether it wishes to proceed with conducting its own due diligence investigation of the Company and a potential transaction (the "Transaction"). The Company does not intend for this Presentation to form the basis of any transaction decision by the recipient. ANY TRANSACTION WITH THE COMPANY INVOLVES A HIGH DEGREE OF RISK. Any party to a transaction should inquire into, independently investigate and consider such risks in its due diligence investigation before entering into any transaction. This Presentation contains "forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as 'believe," "may," "will," “estimate,” “potential," "continue," "anticipate," "intend," "expect," "could," "would," "project, "plan," "target,” and similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Forward-looking statements are based on management’s expectations, assumptions and other information available at the time the statements are made. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements regarding the Company's business strategy and plans, aircraft performance, the design and target specifications of the Company’s aircraft, the design of the Company’s manufacturing and automation processes, the pace at which the Company intends to design, develop, conduct test flights, manufacture and commercialize its planned eVTOL aircraft, its collaboration with Anduril and its ability to develop a VTOL aircraft for the military in collaboration with Anduril, the proposed terms of the Transaction and use of proceeds, the Company’s operational goals with respect to the timing of the launch of commercial operations, the rate of scaling aircraft production and operating margins, the buildout and collaboration with Stellantis at the Company’s planned manufacturing facility, including the ability to reach definitive documentation with respect to ongoing negotiations, the buildout and deployment of the Company's urban air mobility (“UAM") network, the design, development and implementation of a vertiport infrastructure, the development of a market for, and the projected size of, the future urban air mobility market, indicative orders for aircraft in agreements with domestic, international and military partners, and the expected timeline for the receipt of regulatory certification from the FAA and international regulatory agencies. The Company's future financial condition and results of operations, as well as any forward-looking statements, are subject to change due to inherent risks and uncertainties, many of which are beyond the Company's control. Important factors that could cause the Company's actual results, performance and achievements, or industry results to differ materially from estimates or projections contained in or implied by the Company's forward-looking statements include the following: the early stage nature of the Company's business and past and projected future losses; the Company's ability to design, develop, manufacture and commercialize aircraft and the UAM ecosystem; the operation of aircraft and manufacturing processes to the Company’s designed-for targets and goals, the Company’s dependence on third parties for current indicative aircraft orders, which are subject to conditions, further negotiation and reaching mutual agreement on certain material terms, and the risk that such parties cancel those orders or never places them; the Company’s ability to produce aircraft on its anticipated timeline to fulfill order demand; the effectiveness of the Company’s marketing and growth strategies, including the Company’s ability to effectively market electric air transportation as a substitute for conventional methods of transportation; the Company’s ability to compete in the UAM and eVTOL industries; the Company’s ability to obtain any required certifications, licenses, approvals, or authorizations from governmental authorities; the Company’s ability to achieve its business milestones, such as the completion of its manufacturing facility in Georgia, commencing the manufacturing of aircraft, launch of products and services and the targeted production scaling on anticipated timelines; the Company's dependence on suppliers for the parts and components in its aircraft; the Company's ability to ramp up to commercial-scale manufacturing capabilities; regulatory requirements and other obstacles outside of the Company’s control that slow market adoption of electric aircraft, such as the inability to obtain and maintain adequate vertiport infrastructure; the Company’s ability to hire, train and retain qualified personnel; risks related to the Company’s UAM ecosystem operating in densely populated metropolitan areas and heavily regulated airports; adverse publicity from accidents involving electric aircraft or lithium-ion battery cells; the impact of labor and union activities on the Company’s workforce; losses resulting from indexed price escalation clauses in purchase orders; regulatory risks related to evolving laws and regulations in the Company’s industry; the impact of macroeconomic conditions, inflation, interest rates, war and geopolitical conflicts, natural disasters, outbreaks and pandemics, on the Company’s business and the global economy; the Company’s need for and the availability of additional capital; cybersecurity risks; and risks related to the dual class structure of the Company’s common stock, which has the effect of concentrating voting power with holders of the Company’s Class B common stock, including Adam Goldstein, the Company’s Chief Executive Officer and a member of the Company’s Board of Directors, and which Class B common stock will automatically convert into shares of Class A common stock, and therefore no longer have concentrated voting power, on the last trading date of the year ending December 31, 2024. The Company does not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances alter the date hereof or to reflect the occurrence of unanticipated events, except as required by law. DISCLAIMERS CONFIDENTIAL

3 This Presentation may also contain estimates and other statistical data made by independent parties and by the Company relating to market size and growth and other industry data. Such data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. The Company has not independently verified the statistical and other industry data generated by independent parties and contained in this Presentation and, accordingly, it cannot guarantee their accuracy or completeness. For further information with respect to the Company, including the risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed under the caption "Risk Factors” in the Company's Annual Report on Form 10-K for the year ended December 31, 2023, as well as other documents filed by the Company from time to time with the Securities and Exchange Commission ("SEC"), available on the SEC's website at www.sec.gov. The information in this Presentation was provided by the Company or is from public or other sources. The Company does not make any representation or warranty, express or implied, or accept any responsibility or liability for the accuracy or completeness of this Presentation or any other written or oral information that the Company or any other person makes available to any recipient. The Company does not make any representation or warranty as to the achievement or reasonableness of any projections, management estimates, prospects or returns. This Presentation speaks only as of the date of the information herein and the Company does not have any obligation to update or correct any information herein. This Presentation is intended only for recipients who have agreed to keep this Presentation and the Transaction confidential. If the recipient has not agreed to keep this Presentation and the Transaction confidential, the recipient must return this Presentation immediately. This Presentation is confidential and by accepting this Presentation, the recipient agrees not to disclose, copy or distribute this Presentation or the information herein, without the Company's prior written consent. This Presentation contains references to trademarks, service marks and trade names owned by the Company or belonging to other entities. Solely for convenience, trademarks, service marks and trade names referred to in this Presentation may appear without the & or ™ symbols, but such references are not intended to indicate, in any way, that the Company or the applicable licensor will not assert, to the fullest extent under applicable law, the Company's or its rights to these trademarks, service marks and trade names. The Company does not intend its use or display of other companies' trademarks, service marks or trade names to imply a relationship with, or endorsement or sponsorship of it by, any other companies. All trademarks, service marks and trade names included in this Presentation are the property of their respective owners. The securities to which this Presentation relates have not been registered under the Securities Act, or the securities laws of any other jurisdiction. The Company is offering securities to which this Presentation relates in reliance on exemptions from the registration requirements of the Securities Act and other applicable laws. These exemptions apply to offers and sales of securities that do not involve a public offering. The securities have not been approved or recommended by any federal, state or foreign securities authorities, nor have any of these authorities passed upon the merits of this offering or determined that this Presentation is accurate or complete. Any representation to the contrary is a criminal offense. This Presentation is not, and should not be construed as, an offer to sell or a solicitation of an offer to buy any securities of, or to make any investments in, the Company in any jurisdiction. Any transaction will not be registered under the Securities Act or any state securities laws. Applicable law may restrict the delivery of this Presentation to persons in certain jurisdictions. The recipient should inform themselves about, and observe, any such restrictions. By accepting this Presentation, the recipient represents that it is a person to whom the Company may deliver this Presentation without a violation of the laws of any relevant jurisdiction. The Company has engaged Moelis & Company LLC (“Moelis”) as its exclusive financial advisor and placement agent in connection with the Transaction. Certain members of Moelis’ executive management, the deal team and other employees of Moelis are stockholders of the Company. On June 24, 2024, a purported stockholder of the Company filed a complaint on behalf of himself and other similarly situated stockholders against the Company, certain members of its board of directors, Moelis and certain affiliates of Moelis, alleging, among other things, unjust enrichment and breaches of fiduciary duties in connection with the business combination among Atlas Crest Investment Corp., an affiliate of Moelis, Archer Aviation Inc., and Artemis Acquisition Sub Inc. which closed on September 16, 2021. Moelis has assumed no responsibility for independently verifying the information contained in this Presentation and expressly disclaims any liability to purchaser in connection with such information or any transaction with the Company. Moelis makes no representation or warranty, express or implied, or accept any responsibility or liability for the accuracy or completeness of the information contained herein or any other written or oral information that the Company makes available to any recipient. Moelis makes no representation or warranty as to the achievement or reasonableness of any projections, management estimates, prospects or returns. Certain images of aircraft and infrastructure depicted in this Presentation have been rendered utilizing computer graphics. Please direct all communications and inquiries relating to this Presentation or the Transaction to eric.lentell@archer.com. DISCLAIMERS (continued) CONFIDENTIAL

4 The risks presented below are certain of the general risks related to the Company’s business, industry and ownership structure and are not exhaustive. The list below is qualified in its entirety by disclosure contained in the Company’s Annual Report and other filings with the SEC. These risks speak only as of the date of this Presentation. Some factors that could cause actual results to differ include: - We are an early-stage company with a history of losses, and we expect to incur significant expenses and continuing losses for the foreseeable future. - We are still developing our eVTOL aircraft, have not yet obtained certification of our eVTOL aircraft under development from the FAA or any other regulatory agency and we have yet to manufacture any aircraft for delivery to customers[DT1] , which makes evaluating our business and future prospects difficult and increases the risk of investment. - We may be unable to obtain the required certifications, licenses, approvals or authorizations from governmental authorities on our anticipated timeline, or at all. - The markets for our offerings are still in development, and if such markets do not materialize, or grow more slowly than we expect or fail to grow as large as we expect, our business, financial condition and results of operations could be harmed. - The eVTOL aircraft industry may not continue to develop, eVTOL aircraft may not be adopted by the market, eVTOL aircraft may not be certified by government authorities or eVTOL aircraft may not be an attractive alternative to existing modes of transportation, any of which could adversely affect our prospects, business, financial condition and results of operations. - We are in the early stages of developing our defense program, and we can provide no assurance that we will achieve some or any of the expected benefits of the program. - We have not developed, and may be unable to develop a VTOL aircraft that meets the requirements of the defense industry. - Operation of aircraft involves a degree of inherent risk. We could suffer losses and adverse publicity stemming from any accident involving small aircraft, helicopters or charter flights and in particular from any accident involving eVTOL aircraft or lithium-ion battery cells. - We currently rely and will continue to rely on third-party partners to provide and store the parts and components required to manufacture our aircraft, and to supply critical components and systems, which exposes us to a number of risks and uncertainties outside our control. - We are or may be subject to risks associated with strategic relationships or other opportunities and may not be able to identify adequate strategic relationship opportunities, or form strategic relationships, in the future. - We may be unable to agree to definitive documentation on the anticipated manufacturing partnership with Stellantis, which can significantly increase our need for capital to support our manufacturing operations at scale. - We are party to certain purchase agreements and other contract orders for our Midnight aircraft and the provision of related services that contain conditions with respect to the purchase of our aircraft or that require us to perform and provide certain deliverables. If we fail to enter into definitive agreements for the purchase of aircraft, the conditions to or performance obligations under such contracts are not met, or if such contracts are otherwise canceled, modified or delayed, our prospects, results of operations, liquidity and cash flow will be harmed. - Some of the contract orders for our Midnight aircraft are with U.S. government entities, which are subject to unique risks. - Our aerial ride sharing operations will initially be concentrated in a small number of urban areas, which makes our business particularly susceptible to infrastructure, economic, social, weather, regulatory conditions or other circumstances affecting these metropolitan areas. - We expect our aircraft will initially be deployed in international markets, which are subject to unique risks. Our ability to effectively compete and generate revenue from our products and services depends upon our ability to distinguish our products and services from our competitors and their products and services. - Failure to comply with applicable laws and regulations relating to the aviation business in general and eVTOL aircraft specifically, could adversely affect our business and our financial condition. - We expect that the purchase agreements with Archer Direct customers could be subject to indexed price escalation clauses which would subject us to losses if we have cost overruns or if increases in our costs exceed the applicable escalation rate. - Our business may be adversely affected if we are unable to protect our intellectual property rights from unauthorized use by third parties. - We may be unable to manage our future growth effectively, which could make it difficult to execute our business strategy. - Our business plan requires a significant amount of capital. In addition, our future capital needs may require us to issue additional equity or debt securities that may dilute our stockholders or introduce covenants that may restrict our operations or our ability to pay dividends. - Failure to comply with the covenants in our Credit Agreement could result in our inability to borrow additional funds and adversely impact our business. - Future sales, or the perception of future sales, by us or our stockholders in the public market could cause the market price for our Class A common stock to decline. - Our business may be adversely affected by the current global political and macroeconomic challenges, including the effects of inflation, rising interest rates or an economic downturn or recession. - During the ordinary course of the business, the Company may be subject to legal proceedings, various claims, and litigation, such as the class action complaint recently filed in the Delaware Court of Chancery alleging, among other things, breaches of fiduciary duty claims against the Company’s existing and former directors relating to the disclosures concerning the business combination with Atlas Crest Investment Corp. Such proceedings can be costly, time consuming, and unpredictable and may trigger indemnification obligations of the Company, and therefore, no assurance can be given that the final outcome of such proceedings will not materially impact the Company’s financial condition or results of operations. CONFIDENTIAL RISK FACTORS

CONFIDENTIAL 5 INTRODUCING ARCHER DEFENSE INVESTOR PRESENTATION

CONFIDENTIAL RAPID AIRCRAFT DEVELOPMENT CAPABILITIES PROPRIETARY POWERTRAIN ADVANCED FLIGHT CONTROL SYSTEMS DOD CUSTOMER PROGRAMS MISSION CONTROL SYSTEMS LATTICE AI PLATFORM 6 BUILDING THE FUTURE OF MILITARY VERTICAL LIFT + WORLD-CLASS AEROSPACE TALENT GLOBAL DEPLOYMENTS SCALABLE MANUFACTURING DUAL-USE DEVELOPMENT

ARCHER

ARCHER DEFENSE PLATFORM

1 RAPID DEVELOPMENT

Proven ability to quickly design, build, and test next gen aircraft within ~18 months

2 TOP TALENT BASE

Access to leading Silicon Valley talent from Tesla, SpaceX, Google, Uber, Apple, etc.

3 LEADING INNOVATION IN POWERTRAIN

Development of proprietary electric powertrain and manufacturing capabilities with foundation to rapidly deploy more advanced technologies (i.e., hybrid-electric)

4 CAPACITY TO MANUFACTURE

Highly skilled manufacturing leadership and scalable manufacturing facility readying for production

CONFIDENTIAL

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CONFIDENTIAL TOM MUNIZ CTO GEOFF BOWER CHIEF ENGINEER JEFF GREENWOOD CHIEF PILOT STEVE SPITERI VP, SOFTWARE ALEX CLARABUT VP, POWERTRAIN PAUL FRIHAUF DIRECTOR, BMS & BATTERY CONTROLS CONFIDENTIAL EXPERIENCED NEXT GEN AEROSPACE TEAM JOSEPH PANTALONE HEAD OF ADVANCED PROJECTS 29 years Sikorsky Director Special Programs JOSEPH PANTALONE HEAD OF ADVANCED PROJECTS 29 YEARS @ SIKORSKY DIRECTOR, SPECIAL PROGRAMS 8

CONFIDENTIAL WORLD-CLASS ARCHER DEFENSE GOVERNMENT ADVISORY BOARD 9 DIRECTOR (R) GEOFF DOWNER LT GENERAL (R) DAVID A. KRUMM MAJOR GENERAL (R) HUTMACHER MAJOR GENERAL (R) BILL GAYLER CW4 (R) MICHAEL J.DURANT GENERAL (R) STEVE TOWNSEND

MIDNIGHT-LIKE VTOL AIRCRAFT HYBRID PROPULSION, + LOW THERMAL AND ACOUSTIC SIGNATURE NEXT GEN AEROSPACE DEFENSE PLATFORM FIRST PRODUCT TARGETING ANTICIPATED DEFENSE PROGRAM OF RECORD LEVERAGE FIRST PROGRAM TO JOINTLY DEVELOP SUITE OF NEXT-GEN AEROSPACE DEFENSE FOCUSED PRODUCTS = CONFIDENTIAL 10

CONFIDENTIAL 1111 THE GOAL OF THE CAPITAL RAISE IS TO REINFORCE ARCHER’S STRONG BALANCE SHEET AND HELP ENABLE IT TO SEIZE STRATEGIC OPPORTUNITIES, SUCH AS THE DEVELOPMENT OF CRITICAL NEXT-GENERATION MILITARY AEROSPACE TECHNOLOGY *The pro forma cash figure does not include previously disclosed additional capital of up to $400M from Stellantis to help scale Archer’s manufacturing capabilities and which is subject to the negotiation of definitive documentation USE OF PROCEEDS Funding joint development with Anduril of a next-generation aircraft for defense applications and for other general corporate purposes in support of continued efforts to commercialize Archer’s business, including: ▪ ramping of high-volume manufacturing facility ▪ operations infrastructure ▪ organizational growth to support planned commercial operations ▪ ongoing R&D spend to support the business EXISTING CASH ON THE BALANCE SHEET AND INCREMENTAL INVESTMENT TO BOLSTER ARCHER’S BUSINESS $508 $728 $70 $150 Q3 2024A Cash EXCLUDES ANY POTENTIAL FUTURE PROCEEDS AWARDED TO ARCHER IN CONJUNCTION WITH THE EXPECTED U.S. DoD PROGRAM * ATM Facility Capacity New Capital Raise Pro Forma Cash Balance PROCEEDS IN PART EXPECTED TO FUND THE ANDURIL COLLABORATION & OTHER COMMERCIALIZATION EFFORTS WITH THE GOAL OF BETTER POSITIONING THE COMPANY FOR FUTURE GROWTH & EMERGING OPPORTUNITIES ($ in millions) De-risk the revenue profile by diversifying streams within the business model Expand business into new defense initiatives Leverage high-volume manufacturing facility to capitalize on potential military applications for VTOL technology The timeline for eVTOL commercialization and certification remains on track

12 APPENDIX Background on Archer INVESTOR PRESENTATION CONFIDENTIAL

ARCHER

COMPANY OVERVIEW

Raised ~$1.5B to Date

FOUNDED IN 2018, LISTED ON NEW YORK STOCK EXCHANGE IN 2021

2025 Commercial Launch Target

PLANNING INITIAL MARKETS INCLUDING ABU DHABI, NYC, AND LOS ANGELES

Proprietary Powertrain Technology

BUILDING KEY ENABLING TECHNOLOGIES IN-HOUSE TO ELECTRIFY AVIATION

World-Class Operating Partners

INCLUDING UNITED AIRLINES, SOUTHWEST, INTERGLOBE AND MORE

~900 Person Workforce

~2/3 WORKFORCE ENGINEERING & CERTIFICATION. HEADQUARTERS IN SAN JOSE, CA



CONFIDENTIAL

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CONFIDENTIAL CONFIDENTIAL 14 JOSEPH PANTALONE HEAD OF ADVANCED PROJECTS 29 years Sikorsky Director Special Programs Adam Goldstein FOUNDER, CEO Previously Founder at Vettery Geoff Bower CHIEF ENGINEER Previously Chief Engineer at Airbus Vahana Tom Muniz CHIEF TECHNOLOGY OFFICER Previously VP of Engineering at Wisk Julien Montousse HEAD OF DESIGN & INNOVATION Previously Head of Design at Mazda Nikhil Goel CHIEF COMMERCIAL OFFICER Previously Founder at Uber Elevate Tosha Perkins CHIEF PEOPLE & PARTNERSHIPS OFFICER Previously Chief HR Officer and SVP at McDermott International Inc. Miles Rogers SENIOR VICE PRESIDENT, MARKETING Previously Chief Strategy Officer at Wheels UP Billy Nolen CHIEF REGULATORY OFFICER Previously Acting Administrator of the FAA Bryan Bernhard CHIEF GROWTH & INFRASTRUCTURE OFFICER Previously VP, Global Head of Development at WeWork Tony Agazharian HEAD OF MANUFACTURING Previously Apple Mfg Leader TECHNICAL LEADERSHIP HAS HELPED LEAD DEVELOPMENT OF 9 FULL SCALE EVTOLS OVER THE LAST TWO DECADES PROVEN EXECUTIVE TEAM

CONFIDENTIAL 4 PASSENGERS + 1 PILOT PAYLOAD TARGETING ~1,000 LBS 150 MPH / 240 KMH MAXIMUM SPEED UP TO 100 MI / 150 KM MAXIMUM RANGE Company aircraft performance targets for Midnight aircraft. CONFIDENTIAL 15 ARCHER’S CONSUMER AIRCRAFT’S TARGET SPECIFICATIONS 15 MIDNIGHT

ARCHER

WORLD-CLASS POWERTRAIN TEAM & PROPRIETARY TECHNOLOGY

EXPERIENCED TEAM
100+ person team with experience at Apple, Tesla, and SpaceX

PROPRIETARY, EFFICIENT DESIGN
Scalable HV architecture enables efficient and certifiable electric propulsion

OPTIMIZED FOR ELECTRIC FLIGHT
Patented gearbox enables efficient energy transfer in a small, aerodynamic package

RAPID CHARGING
Battery packs are designed to recharge in ~10 minutes for avg. nominal flight*

HIGH SPECIFIC POWER AND ENERGY DENSITY
>1500 horsepower capability over entire flight envelope

LONG-LASTING
Battery packs are designed to last ~10,000 flight cycles before needing to be swapped

SAFE
Thermal runaway tolerant, propagation preventing



CONFIDENTIAL

*Reflects Company estimate based on nominal average flight length of 20 miles.

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CONFIDENTIAL 17 POWERTRAIN FACILITY IN SAN JOSE, CALIFORNIA – Archer’s “automotive style” battery line is designed for high-volume production, including being able to easily scale up to support production of up to 15,000 battery packs per year – Automation utilized strategically in key areas of manufacturing processes that impact quality, operator safety, and data traceability 17

CONFIDENTIAL 18 ELECTRIC ENGINE Archer's electric engines are being designed, manufactured, and tested in its CA based facilities by leading subject matter experts from across the aerospace and EV industries Archer’s powertrain design and manufacturing processes are purpose-built to support high-volume build rates, with the goal being to be able to build a motor in 20 minutes High performance battery cells and patented high voltage architecture & gearbox designed to support ~10,000 flight cycles before a battery swap is required High power battery and motor designs coupled with a highly redundant architecture are all intended to help ensure safe operation while achieving performance requirements CONFIDENTIAL

CONFIDENTIAL SCALABLE MANUFACTURING SCALABLE FOOTPRINT Facility is on a ~100 acre site adjacent to the Covington Municipal Airport in Georgia with separate aircraft production and flight test buildings measuring ~350,000 sq. ft. in total and capable of being expanded by an additional 550,000 square feet which will enable us to support production of both our commercial and military aircraft on this site CAPITAL EFFICIENT Archer built this custom facility in just over 18 months at a cost of ~$65M PRODUCTION FOCUSED Archer’s focus going into 2025 is on building piloted, type-design aircraft for use in testing and early commercial deployment 2025 RAMP PLAN Archer is working to load in and lay out equipment so that production can begin at this facility in early 2025 ARCHER’S HIGH-VOLUME MANUFACTURING FACILITY IN GEORGIA CONFIDENTIAL 1919

CONFIDENTIAL OVER 400 TEST FLIGHTS IN 2024 TILT-ROTOR ANGLE SPEED MPH 103.01 20 90° CONFIDENTIAL AND PROPRIETARY CONFIDENTIAL

CONFIDENTIAL Archer Defense INVESTOR PRESENTATION 21 “This is a seminal moment for the FAA and the U.S. This is the first time in 80 years that the FAA has created a new category for aircraft and did that in record time — about 18 months when it usually takes five to seven years” BILLY NOLEN ARCHER’S CHIEF REGULATORY OFFICER & FORMER FAA ADMINISTRATOR FAA Recently Released Final Rules For Operating eVTOL Aircraft In The U.S. This is the key operational piece of the regulatory puzzle for Archer and the rest of the industry to be able to firm up plans for safely commercializing eVTOL in the U.S. The powered-lift Special Federal Aviation Regulation (SFAR) came ahead of schedule and is yet another signal of the U.S. leading the way in commercializing eVTOL aircraft. The SFAR incorporates key feedback from across the industry, aligns strongly with our commercial operations plans and our aircraft’s operational capabilities. CERTIFICATION MOMENTUM 21

In the U.S., Archer intends to operate aircraft as part of our wholly-owned Part 135 airline Archer also plans to sell aircraft to operating partners in the U.S., e.g., United, and operate them on their behalf United is expected to be the first of these partners and Archer anticipates United will support its efforts related to aircraft financing, airport integration, generating passenger demand, and pilot training Internationally, Archer intends to partner with leading operators in each country who will own operations, either entirely or as part of a JV In these countries, Archer plans to continue to grow our order book and work to receive increasing pre-delivery deposit payments Archer has already announced partners in the UAE, India, and Korea and we believe we have significant opportunities of additional customers around the world DOMESTIC INTERNATIONAL CONFIDENTIAL 2222 UAE, SAUDI ARABIA, AND OTHER INTERNATIONAL MARKETS OFFER POTENTIAL OPPORTUNITY FOR EXPEDITED DEPLOYMENT COMMERCIALIZING ELECTRIC AIR TAXIS